Exhibit 10.29
FOURTH AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT
     This Fourth Amendment to Fourth Amended and Restated Credit Agreement (this “Fourth Amendment”) dated as of November 9, 2009, but except as otherwise specifically provided herein to be effective as of the Amendment Effective Date (defined below), is by and among PARALLEL PETROLEUM CORPORATION, a Delaware corporation (“Borrower”), and CITIBANK, N.A., BNP PARIBAS, WESTERN NATIONAL BANK, COMPASS BANK, BANK OF SCOTLAND plc, TEXAS CAPITAL BANK, N.A., BANK OF AMERICA, N.A. and WEST TEXAS NATIONAL BANK (collectively, “Lenders”), and CITIBANK, N.A., as Joint Lead Arranger and as Administrative Agent (“Agent”) and BNP PARIBAS, as Joint Lead Arranger and as Syndication Agent.
RECITALS:
     WHEREAS, Borrower and Lenders in the capacities stated above, entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 16, 2008, as amended by First Amendment to Fourth Amended and Restated Credit Agreement dated as of October 31, 2008, by Second Amendment to Fourth Amended and Restated Credit Agreement dated as of December 31, 2008, and by Third Amendment to Fourth Amended and Restated Credit Agreement dated as of April 30, 2009 (the “Credit Agreement”).
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:
Agreement
     Section 1. Definitions. Except as otherwise expressly provided herein, all terms defined in the Credit Agreement shall have the same meanings herein.
     Section 2. New Definition of Total Consolidated Funded Debt. Section 1 of the Credit Agreement is hereby amended to include the following additional defined term in the appropriate alphabetical order:
     Total Consolidated Funded Debt means as of any date, the sum of (i) the amount outstanding on the Revolving Loans, and (ii) the principal amount outstanding on the Senior Unsecured Notes.
     Section 3. New Total Consolidated Funded Debt Covenant. The Credit Agreement is hereby amended to include a new Section 13(t) reading as follows:
     (t) Total Consolidated Funded Debt. At all times during the term hereof until all of the Senior Unsecured Notes have been paid in full and retired, Borrower will not allow its Total Consolidated Funded Debt to exceed $250,000,000, except that Total Consolidated Funded Debt may exceed

$250,000,000 for a period of time not to exceed 3 days solely as a result of any Advance to be used by Borrower to redeem Senior Unsecured Notes so long as such Advance is delivered directly to the Paying Agent (as defined in the Indenture) for payment to holders of the Senior Unsecured Notes and the Senior Unsecured Notes are redeemed pursuant to the Indenture or as approved by Agent. This covenant will be reviewed by Agent and Lenders in connection with each Borrowing Base determination.
     Section 4. New Liquidity Maintenance Covenant. The Credit Agreement is hereby amended to include a new Section 13(u) reading as follows:
     (u) Liquidity Maintenance. At all times during the term hereof, Borrower will not allow the total of its Cash Equivalent Investments, plus the amount of the Available Commitment which is available for Advance under Section 11(b) hereof, to be less than $15,000,000.
     Section 5. Retirement of Senior Unsecured Notes. Borrower covenants and agrees that all funds used to pay and retire Senior Unsecured Notes pursuant to the Change of Control Offer (as defined in the Escrow Agreement (defined below)) shall be funds distributed from the Holdings Escrow Account and/or the Parallel Deposit Account as defined in and in accordance with the Escrow Agreement, and Borrower shall not use its other cash or Cash Equivalent Investments for such purpose. This covenant shall be effective and binding upon Borrower as of the date of this Fourth Amendment.
     Section 6. Representations and Warranties of Borrower. Borrower represents and warrants to Lenders as follows:
          (a) The representations and warranties contained in Section 10 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date).
          (b) No Event of Default or Default has occurred and is continuing under the Credit Agreement.
          (c) The execution, delivery and performance by Borrower of this Fourth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provisions of applicable law or any material agreement binding upon Borrower or its Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrower or its Subsidiaries, except Permitted Liens.
          (d) This Fourth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and

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(ii) the availability of equitable remedies may be limited by equitable principles of general application.
     Section 7. Conditions Precedent. Except as otherwise specifically provided herein, this Fourth Amendment shall be effective as of the date upon which all of the following conditions have been satisfied (the “Amendment Effective Date”):
(a)	Agent shall have received counterparts of this Fourth Amendment duly executed by Borrower and Majority Lenders on or before the date of this Fourth Amendment;

(b)	Agent shall have received any other documents, certificates and opinions in connection with this Fourth Amendment that may be requested by Agent, in form and substance satisfactory to Agent;

(c)	Distribution to Agent of the Parallel Revolving Payment Amount as defined in and pursuant to that certain Amended and Restated Waiver Escrow Agreement dated as of November 9, 2009, by and among PLLL Holdings, LLC, Borrower, and Citibank, N.A., as Administrative Agent and Escrow Agent, a copy of which is attached hereto as Exhibit “A” (the “Escrow Agreement”);

(d)	Borrower shall have paid to Agent for the ratable benefit of Lenders a facility fee in the amount of $575,000 on the date of this Fourth Amendment; and

(e)	Borrower shall have paid to Agent for its own account the fees described in that certain fee letter dated of even date herewith between Borrower and Agent at the time provided therein.
     Section 8. Ratification of Credit Agreement and Other Loan Documents. Except as expressly amended hereby, the Credit Agreement and all of the other Loan Documents are and shall be unchanged and all of the terms, provisions, covenants, conditions, schedules and exhibits thereof shall remain and continue in full force and effect and are hereby ratified and confirmed by Borrower and Lenders as of the date of this Fourth Amendment as if the Credit Agreement and the other Loan Documents were executed by Borrower and the other parties thereto as of the date of this Fourth Amendment. The amendments contemplated hereby shall not limit or impair any Liens securing the Loans, all of which are hereby ratified, affirmed and extended to secure the Loans as they may be increased pursuant hereto.
     Section 9. No Waiver. Neither the execution by Lenders of this Fourth Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lenders of any Default or Event of Default (whether now existing or that may occur hereafter) or of any of Lenders’ or Agent’s rights under the Credit Agreement as amended hereby or under any of the other Loan Documents.

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     Section 10. Miscellaneous.
     10.1 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.
     10.2 Multiple Counterparts. This Fourth Amendment may be executed in a number of identical separate counterparts (including by facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement. No party to this Fourth Amendment shall be bound hereby until a counterpart of this Fourth Amendment has been executed by Borrower, Agent and Majority Lenders.
     10.3 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     10.4 Governing Law. This Fourth Amendment is being executed and delivered, and is intended to be performed, in Midland, Midland County, Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and interpretation of this Fourth Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.
     10.5 Plural and Singular Forms. The definitions given to terms defined hereby shall be equally applicable to both the singular and plural forms of such terms.
     10.6 Final Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS THEREOF, Borrower and Lenders have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:	PARALLEL PETROLEUM CORPORATION, a Delaware corporation
	By:	/s/ Steven D. Foster
Steven D. Foster
Chief Financial Officer

LENDERS:	CITIBANK, N.A. a national banking association, as Joint Lead Arranger and Administrative Agent and as a Lender
	By:	/s/ Frank K. Stowers
Frank K. Stowers
Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

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BNP PARIBAS, as Joint Lead Arranger and Syndication Agent and as a Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

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WESTERN NATIONAL BANK, as a Lender
By:	/s/ Wesley D. Bownds
Wesley D. Bownds
President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

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COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

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BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

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TEXAS CAPITAL BANK, N.A., as a Lender

By:	/s/ Brian J. Petet
Name:	Brian J. Petet
Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

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BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

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WEST TEXAS NATIONAL BANK, as a Lender

By:	/s/ Chris L. Whigham
Name:	Chris L. Whigham
Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

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EXHIBIT “A”
to
Fourth Amendment to Fourth Amended
And Restated Credit Agreement
dated November 9, 2009
AMENDED AND RESTATED WAIVER ESCROW AGREEMENT
     This Amended and Restated Waiver Escrow Agreement (this “Agreement”), dated as of the 9th day of November, 2009, is made by and among PLLL Holdings, LLC, a Delaware limited liability company (“Holdings”), Parallel Petroleum Corporation, a Delaware corporation (“Parallel”), Citibank, N.A., a national banking association, as administrative agent (“Administrative Agent”) for each of the lenders (collectively, the “Lenders”) that is a signatory to that certain Fourth Amended and Restated Credit Agreement, as amended or restated, between Parallel and the Lenders (the “Credit Agreement”), and Citibank, N.A., a national banking association acting through its Agency & Trust Department, as escrow agent (“Escrow Agent”).
     WHEREAS, Holdings, Parallel, the Administrative Agent and the Escrow Agent have previously entered into that certain Waiver Escrow Agreement, dated as of October 23, 2009 (the “Original Agreement”) wherein the parties set forth the terms and conditions pursuant to which the Escrow Agent shall hold the Commitment Amount (as defined below) in escrow and act as Escrow Agent, and the parties hereto now desire to amend and restate the Original Agreement in its entirety through this Agreement on the terms and conditions hereinafter set forth;
     NOW, THEREFORE, the parties hereto agree as follows:
BACKGROUND:
     WHEREAS, Holdings, PLLL Acquisition Co. (“Acquisition”) and Parallel entered into an Agreement and Plan of Merger, dated September 15, 2009, as amended (the “Merger Agreement”) pursuant to which Acquisition commenced on September 24, 2009 a tender offer (the “Offer”) for all of the outstanding shares of common stock of Parallel, together with the associated preferred stock purchase rights (the “Shares”); and
     WHEREAS, the purchase by Acquisition pursuant to the Offer of more than 50% of the Shares and a subsequent merger of Acquisition with and into Parallel pursuant to the Merger Agreement (the “Merger”) will violate certain provisions of the Credit Agreement; and
     WHEREAS, Parallel, the Lenders and the Administrative Agent entered into that certain letter agreement, dated September 15, 2009 (the “Letter Agreement”) pursuant to which the Lenders committed subject to certain terms and conditions set forth therein to execute a waiver of compliance (the “Waiver”) by Parallel of the provisions of the Credit Agreement that would otherwise be violated by the consummation of the Offer and the Merger; and
     WHEREAS, one condition to the execution of the Waiver is that Holdings or an affiliate of Holdings deposit into an escrow for the benefit of the Lenders and Parallel (the “Escrow”) the amount of $158,803,125.00 (the “Commitment Amount”), which is the total purchase price for all of the 10-1/4% Senior Notes of Parallel (the “Senior Notes”) for which Parallel is required to
Exhibit “A”

make an offer to purchase (the “Change of Control Offer”) upon the consummation of the Offer pursuant to the terms of Section 4.12 of that certain Indenture, dated as of July 31, 2007 (the “Indenture”), between Parallel and Wells Fargo Bank, National Association, as trustee;
     WHEREAS, Holdings, Parallel and Administrative Agent desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Escrow Agent shall hold the Commitment Amount in escrow and act as Escrow Agent; and
     WHEREAS, Holdings, Parallel and Administrative Agent wish to appoint Citibank, N.A. as Escrow Agent and Citibank, N.A. is willing to accept such appointment to act as Escrow Agent, in each case upon the terms and conditions of this Agreement.
     NOW THEREFORE, the parties hereto agree as follows:
     1. Creation of Accounts.
     (a) The Escrow Agent agrees to establish and maintain two (2) accounts at Citibank, N.A.: (i) a segregated deposit account for the benefit of Holdings, Administrative Agent and Parallel (collectively, the “Holdings Escrow Account”) and (ii) a segregated deposit account for the benefit of Parallel and the Administrative Agent (the “Parallel Deposit Account”). Upon the closing of the Offer, Holdings caused the Commitment Amount to be delivered to the Escrow Agent in accordance with instructions provided by the Escrow Agent, and the Escrow Agent is hereby instructed to deposit the Commitment Amount in the Holdings Escrow Account and to hold in escrow in the Holdings Escrow Account in accordance with this Agreement the Commitment Amount, together with all earnings thereon, if any, after the date hereof (the Commitment Amount, inclusive of all earnings thereon, being referred to as the “Escrow Funds”). The Escrow Agent acknowledged receipt of the Commitment Amount. Whenever and to the extent Escrow Funds are distributed pursuant to the Equity Issuance Instructions provided for in Section 3(a) of this Agreement (the “Distributed Funds”), the Escrow Agent is hereby instructed to deposit such Distributed Funds in the Parallel Deposit Account and to hold in escrow in the Parallel Deposit Account in accordance with this Agreement the Distributed Funds together with all earnings thereon, if any, after the date hereof (the Distributed Funds, inclusive of all earnings thereon, if any, being referred to as the “Deposit Funds”).
     (b) In the event any Senior Notes are to be placed into escrow under Section 3(d) of this Agreement, Holdings and Parallel agree to use commercially reasonable efforts to establish an investment account (the “Bond Account”) with an escrow agent other than the Escrow Agent named herein which will perform the functions set forth in Section 3(d) (the “Bond Agent”), and Holdings and Parallel further agree that Section 3(d) will govern with respect to the Senior Notes and the Bond Account. The Administrative Agent will assist Holdings and Parallel in connection with finding a Bond Agent. The Escrow Agent, in such capacity, shall not have any duties or obligations with respect to Section 3(d), any Senior Notes or the Bond Account. If and when a Bond Account is established, the Bond Agent will execute and deliver an amendment to this Agreement or an ancillary agreement agreed upon by Parallel, Holdings, Administrative Agent and the Bond Agent. Unless otherwise provided in such amendment or ancillary agreement, the Bond Agent shall have all rights of the Escrow Agent in this Agreement except
Exhibit “A”

those directly relating to the Escrow Funds, the Holdings Escrow Account, the Deposit Funds and the Parallel Deposit Account and those set forth in Section 5.
     (c) Upon execution of this Agreement, Holdings, Parallel and Administrative Agent shall each execute and deliver to the Escrow Agent a certificate of incumbency substantially in the form set forth for such party in Exhibit A hereto, for the purpose of establishing the identity of the representative of Holdings, Parallel and Administrative Agent entitled to issue instructions or directions to the Escrow Agent on behalf of each such party (the person(s) so designated from time to time, the “Authorized Persons”). In the event of any change in the identity of such representatives, a new certificate of incumbency shall be executed and delivered to the Escrow Agent by the appropriate party with a copy simultaneously sent to the other parties hereto. Until such time as the Escrow Agent shall receive a new incumbency certificate, the Escrow Agent shall be fully protected in relying without inquiry on any then current incumbency certificate on file with the Escrow Agent. In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement) such funds transfer instructions should contain a selected test word also evidenced on each certificate of incumbency. Test words must contain at least 8 alphanumeric characters, established at document execution and changed each time a new certificate of incumbency is executed and delivered in accordance with the above. The parties to this Agreement acknowledge that these security procedures for funds transfers are commercially reasonable.
     (d) Holdings, Parallel and Administrative Agent acknowledge and agree that all funds held in the Holdings Escrow Account, the Parallel Deposit Account and all rights with respect thereto granted under this Agreement are Collateral (as defined in the Credit Agreement) and the Administrative Agent and the Lenders under the Credit Agreement shall possess all rights thereto granted to them under the Credit Agreement and the Security Instruments (as defined in the Credit Agreement) that are a part thereof. Holdings and Parallel agree that they will promptly execute and deliver to Administrative Agent at its reasonable request all documents, agreements and instruments necessary or appropriate to carry out the acknowledgement and agreement in the foregoing sentence. The Escrow Agent, in such capacity, shall have no responsibility, duty, liability or obligation with respect to the Collateral, the Credit Agreement, other Security Instruments or any security interest created thereby, and the Escrow Agent is entitled to rely solely upon the terms of this Agreement.
     (e) To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, the Escrow Agent will ask for information that will allow the Escrow Agent to identify relevant parties. The parties hereby acknowledge such information disclosure requirements and agree to comply with all such information disclosure requests from time to time from the Escrow Agent.
     2. Investment of Escrow Funds and Deposit Funds. (a) The Escrow Agent shall hold Escrow Funds in the Holdings Escrow Account and any Deposit Funds in the Parallel Deposit Account in non-interest bearing accounts at Citibank, N.A. with no earnings thereon, unless and until Holdings gives written instructions to the Escrow Agent that either or both be held in approved money market funds as directed by Holdings.
Exhibit “A”

     (b) The Escrow Agent shall invest the Escrow Funds or Deposit Funds, as the case may be, on the date of receipt of written instructions from Holdings, provided that such instructions are received on or before 11:00 a.m. New York City time. Any instructions received by the Escrow Agent after 11:00 a.m. New York City time shall be treated as if received on the following Business Day. For purposes of this Agreement “Business Day” shall mean any day that the Escrow Agent is open for business.
     (c) Any investment direction contained herein may be executed through an affiliated broker dealer of the Escrow Agent and will be entitled to such usual and customary fee. Neither Citigroup nor any of its affiliates assume any duty or liability for monitoring the investment rating.
     3. Disbursement from Holdings Escrow Account and Parallel Deposit Account. The Escrow Agent shall continue to hold the Escrow Funds and the Deposit Funds in its possession until authorized hereunder to distribute them as follows:
     (a) pursuant to the joint written instructions in the form of Annex A hereto (the “Equity Issuance Instructions”) of Holdings and Parallel that Parallel has issued its common stock to Holdings in exchange for all or a portion of the Escrow Funds, Escrow Agent shall distribute the amount of the Escrow Funds set forth in the Equity Issuance Instructions from the Holdings Escrow Account to the Parallel Deposit Account;
     (b) pursuant to the joint written instructions in the form of Annex B hereto (the “Note Purchase Instructions”) of Parallel and Administrative Agent that Parallel is obligated to purchase Senior Notes pursuant to the Change of Control Offer, Escrow Agent shall distribute the amount of Deposit Funds set forth in the Note Purchase Instructions from the Parallel Deposit Account to the Paying Agent under the Indenture as provided in the Note Purchase Instructions;
     (c) pursuant to the joint written instructions in the form of Annex C hereto (the “Note Contribution Instructions”) of Holdings and Administrative Agent that Holdings is obligated to purchase Senior Notes pursuant to an offer made by Holdings or an affiliate of Holdings (other than Parallel) to purchase Senior Notes (a “Notes Offer”), Escrow Agent shall distribute the amount of Escrow Funds set forth in the Note Contribution Instructions from the Holdings Escrow Account to the party set forth in the Note Contribution Instructions;
     (d) in the event that Escrow Funds are distributed pursuant to Section 3(c), (i) immediately upon the closing of such a Notes Offer, Holdings shall deposit all of the Senior Notes purchased with the Bond Agent in the Bond Account, (ii) Holdings shall contribute all Senior Notes in the Bond Account to Parallel and Parallel shall issue its common stock to Holdings in exchange therefor within 5 days after each acquisition of Senior Notes by Holdings or its affiliates, and (iii) pursuant to joint written instructions in the form of Annex D hereto (the “Note Retirement Instructions”) of Holdings and Parallel that Parallel has issued common stock to Holdings in exchange for the Senior Notes purchased by Holdings or its affiliates, the Bond Agent shall distribute to Parallel the Senior Notes held in the Bond Account;
Exhibit “A”

     (e) pursuant to the joint written instructions in the form of Annex E hereto (the “Release Date Instructions”) of Holdings and Parallel that either the Change of Control Payment Date (as defined in the Indenture) with respect to the Change of Control Offer or the date on which the Change of Control Offer is terminated in accordance with its terms, whichever occurs first, has occurred (the earlier thereof to occur, the “Release Date”), the Escrow Agent shall distribute (i) to Administrative Agent, from the Holdings Escrow Account and the Parallel Deposit Account, the Parallel Revolving Payment Amount (as hereafter defined) and (ii) to Holdings, from the Holdings Escrow Account, the Holdings Release Amount (as hereafter defined). The “Parallel Revolving Payment Amount” shall be an amount (not less than zero) equal to the difference between (1) the sum of (A) the amount outstanding at the date of determination thereof on the Revolving Loans under the Credit Agreement and (B) the principal amount outstanding of the Senior Notes, after taking into account the purchase and retirement of any Senior Notes pursuant to any written instructions pursuant to the provisions of this Section 3, and (2) $250 million. The Escrow Agent shall satisfy the distribution required by subsection (i) hereof first from the Parallel Deposit Account with any balance required satisfied from the Holdings Escrow Account. The “Holdings Release Amount” shall be the lesser of (Y) the balance remaining in the Holdings Escrow Account after the distribution of the Parallel Revolving Payment Amount and (Z) $33.8 million. The Parallel Revolving Payment Amount, when received by the Administrative Agent pursuant to this Section 3(e), shall be immediately applied by the Administrative Agent to the repayment of the Revolving Loans in accordance with Section 2(a) of the Credit Agreement. The Escrow Agent shall conclusively rely on the calculations of the Parallel Revolving Payment Amount and the Holdings Release Amount specified in the Release Date Instructions, and the Escrow Agent shall have no duty, obligation, liability or responsibility with respect thereto.
     (f) pursuant to the written instructions of the Administrative Agent that the Lenders are entitled pursuant to Section 14 of the Credit Agreement to set-off and apply the Escrow Funds and the Deposit Funds to the repayment of indebtedness owed to the Lenders under the Credit Agreement as though the Escrow Funds and the Deposit Funds are deposits and investment property held by a Lender or an affiliate of a Lender for the credit or account of Parallel under said Section 14, the Escrow Agent shall distribute to Administrative Agent all of the Escrow Funds and the Deposit Funds from their respective accounts in accordance with the instructions provided by the Administrative Agent. The Administrative Agent shall send a copy of such instructions to Holdings and Parallel;
     (g) in the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Funds or Deposit Funds which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, it shall be entitled to hold the Escrow Funds or Deposit Funds, or any portion thereof, in the Holdings Escrow Account or the Parallel Deposit Account, as the case may be, pending the resolution of such uncertainty to the Escrow Agent’s sole satisfaction, by final judgment of a court or courts of competent jurisdiction or otherwise, or the Escrow Agent, at its sole option, may dispose of the Escrow Funds or the Deposit Funds (and any other amounts that thereafter become part of the Holdings Escrow Account or the Parallel Deposit Account, as the case may be) with a court of competent jurisdiction pursuant to Section 7 hereof; and
Exhibit “A”

     (h) prior to the disbursement of funds from the Holdings Escrow Account or the Parallel Deposit Account, as the case may be, Escrow Agent may, in its discretion and without any obligation to do so, seek confirmation of any instructions by telephone callback to the party or parties providing the instruction through their designated representative(s) as set forth in Exhibit A. To ensure the accuracy of the instructions it receives, the Escrow Agent may record such call backs.
     4. Termination. This Agreement shall terminate and be of no further force and effect on December 31, 2009 or such earlier date on which the final disbursement of the Escrow Funds and the Deposit Funds has been made hereunder, whether by written direction or otherwise (either such date, the “End Date”), subject, however, to the survival of obligations specifically contemplated in this Agreement to survive. Any Escrow Funds and Deposit Funds remaining in the Holdings Escrow Account or the Parallel Deposit Account on the End Date shall be distributed by the Escrow Agent to a segregated deposit account to be established by Parallel at Citibank, N.A. After distribution of any Escrow Funds or Deposit Funds pursuant to this Section 4, the Escrow Agent, in such capacity, shall not have any further duties or obligations under this Agreement. Parallel, Holdings and Administrative Agent agree that such account shall be pledged by Parallel to Administrative Agent, for the benefit of Lenders, to secure Parallel’s obligations under the Credit Agreement and related loan documents, pursuant to a security agreement in form and substance acceptable to Citibank, N.A. Said security agreement will provide, among other things, that withdrawals from such account will be permitted only for the purpose of redeeming and retiring outstanding Senior Notes until all of the Senior Notes are fully redeemed and retired, at which time any remaining funds in said account may be used at Parallel’s discretion.
     5. Fees. Parallel agrees to pay the Escrow Agent’s fees and expenses as outlined in Exhibit B attached hereto when due. In the event fees and expenses, or any other obligations owed to the Escrow Agent (or its counsel), are not paid to the Escrow Agent when due, Escrow Agent is hereby authorized to pay said fees, expenses and other amounts from the Holdings Escrow Account or the Parallel Deposit Account.
     6. Indemnification. Holdings and Parallel covenant and agree, jointly and severally, to indemnify the Escrow Agent and its employees, officers and directors (each, an “Indemnified Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages and expenses of any nature incurred by any Indemnified Party arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney’s fees and expenses, tax liabilities (including any taxes, interest and penalties but excluding any income tax liabilities associated with the Escrow Agent’s fees), any liabilities or damages that may result from any inaccuracy or misrepresentation made in any tax certification provided to the Escrow Agent, and other costs and expenses of defending or preparing to defend against any claim of liability, except to the extent such loss, liability, damage, cost and expense shall be caused by the Indemnified Party’s own gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.
Exhibit “A”

     7. Interpleader. Escrow Agent shall be entitled to refrain from taking any action contemplated by this Agreement in the event that it becomes aware of any disagreement between the parties hereto as to any facts or as to the happening of any contemplated event precedent to such action, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until (i) the rights of all parties having or claiming an interest in the escrow property shall have been fully and finally adjudicated by a court of competent jurisdiction, or all differences and doubts shall have been resolved by agreement among all of the parties, and (ii) the Escrow Agent shall, in the case of adjudication by a court of competent jurisdiction, have received a final order, judgment or decree by such court of competent jurisdiction, which order, judgment or decree is not subject to appeal, and in the case of resolution of differences and doubts by agreement, have received a notice in writing signed by each of the parties setting forth in detail the agreement.. In the event that (i) any dispute shall arise between the parties with respect to the disposition or disbursement of any of the assets held hereunder, or (ii) Escrow Agent shall be uncertain as to how to proceed in a situation not explicitly addressed by the terms of this Agreement whether because of conflicting demands by the other parties hereto or otherwise, Escrow Agent shall be permitted to interplead all of the assets held hereunder into a court of competent jurisdiction, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded assets. The parties hereto other than Escrow Agent further agree to pursue any redress or recourse in connection with such a dispute, without making Escrow Agent a party to the same. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be the joint and several obligation of, Holdings and Parallel.
     8. Tax on Earnings. (a) As between Holdings and Parallel, for purposes of federal and other taxes based on income, Parallel shall be treated as the owner of the Escrow Funds and the Deposit Funds and Parallel shall report all income, if any, that is earned on or derived from the Escrow Funds or the Deposit Funds, as the case may be, as its income in the taxable year or years in which such income is properly includable and pay any taxes attributable thereto.
     (b) Holdings and Parallel agree that, for tax reporting purposes, the Escrow Funds and the Deposit Funds shall be reported in the year of disbursement on a Form 1099-B, if applicable, in relation to principal and on a Form 1099-INT for interest earned or on a Form 1099-DIV for dividends earned in the case of money market investments. Holdings and Parallel agree that this Agreement does not relieve them of their obligation for tax information reporting under Section 6041 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), and the Treasury regulations thereunder, as well as the obligation to report amounts of imputed interest income to the extent required pursuant to Code Section 483 or Section 1272. The Escrow Agent shall not be responsible for determining or reporting such imputed interest.
     (c) Holdings and Parallel shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed original IRS Form W-9 (or applicable Form W-8, in the case of a non-U.S. person) certifying such party’s U.S. tax identification number if Form W-9 is provided, or status as a beneficial owner of the escrow property if a Form W-8 is provided. Holdings and Parallel understand that, in the event valid U.S. tax forms, or other relevant forms, are not provided to the Escrow Agent, the tax law may
Exhibit “A”

require withholding of tax on disbursements and on a portion of any interest or other income earned on the investment of the escrow property.
     (d) Should the Escrow Agent become liable for the payment of taxes, including withholding taxes relating to any funds, including interest and penalties thereon, held by it pursuant to this Agreement or any payment made hereunder, Holdings and Parallel agree, jointly and severally, to reimburse the Escrow Agent for such taxes, interest and penalties upon demand. Without limiting the foregoing, the Escrow Agent shall be entitled to deduct such taxes, interest and penalties from the Escrow Funds and the Deposit Funds in accordance with Section 5 hereof.
     (e) Holdings and Parallel acknowledge and agree that none of the payments under this Agreement are for compensation for services performed by an employee or independent contractor of any of them.
     (f) Citigroup, Inc., its affiliates, and its employees are not in the business of providing tax or legal advice to any taxpayer outside of Citigroup, Inc. and its affiliates. This Agreement and any amendments or attachments are not intended or written to be used, and cannot be used or relied upon, by any such taxpayer or for the purpose of avoiding tax penalties. Any such taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.
     (g) This Section 8 may be amended by the Escrow Agent as necessary and upon notice to Holdings, Parallel and the Administrative Agent to conform to tax and regulatory requirements and any other changes to the current applicable governmental tax laws. The Escrow Agent’s rights under this Section shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.
     9. Ministerial Duties and Liability of Escrow Agent. Escrow Agent shall have only those duties as are specifically provided herein, which shall be deemed purely ministerial in nature, and shall under no circumstances be deemed a fiduciary or trustee for any of the parties to this Agreement, and no duties, responsibilities or obligations of the Escrow Agent shall be inferred or implied. Escrow Agent will not have any responsibility or liability for any actions or omissions of the Bond Agent. Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document between the other parties hereto, in connection herewith, including without limitation, the Merger Agreement, the Credit Agreement, the Letter Agreement, the Waiver, or the Indenture, and the Escrow Agent shall not be responsible for determining or compelling compliance therewith or be otherwise bound thereby. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of Escrow Agent shall be inferred from the terms of this Agreement or any other agreement. Escrow Agent shall not be liable for any action taken or omitted hereunder if taken or omitted by it in good faith. Escrow Agent shall also be fully protected in relying upon any written notice, demand, instruction, certificate, or other document which it in good faith believes to be genuine and shall have no obligation to verify the truth, authenticity, validity or accuracy thereof. The Escrow Agent may act in reliance upon any signature believed by it to be genuine and may assume that any person purporting to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. IN NO EVENT SHALL ESCROW AGENT BE LIABLE,
Exhibit “A”

DIRECTLY OR INDIRECTLY, FOR ANY DAMAGES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, EXCEPT TO THE EXTENT THAT A COURT OF COMPETENT JURISDICTION DETERMINES THAT SUCH DAMAGES OR EXPENSES DIRECTLY RESULTED FROM ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. UNDER NO CIRCUMSTANCES SHALL ESCROW AGENT BE RESPONSIBLE FOR INDIRECT, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, EVEN IF ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
          The Escrow Agent shall not be required to expend or risk any of its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder and the Escrow Agent shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with indemnification satisfactory to the Escrow Agent.
          The Escrow Agent shall be under no duty to afford the escrow property any greater degree of care than it gives its own similar property. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct.
          Notwithstanding any other provision of the Agreement, the Escrow Agent shall not be liable for the acts or omissions of any nominees, correspondents, designees, agents, subagents or subcustodians, or for the investment or reinvestment of any escrow property, or any liquidation of such investment or reinvestment, executed in accordance with the terms of this Agreement, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct as adjudicated by a court of competent jurisdiction) in the investment or reinvestment of the escrow property, any loss of interest incident to any such delays, or any loss or penalty as a result of the liquidation of any investment before its stated maturity date.
          The recitals contained in this Agreement shall be taken as the statements of Holdings, Parallel and the Administrative Agent, and the Escrow Agent shall have no liability therefor.
     10. Choice of Counsel, Agents and Mergers. Escrow Agent shall have the right, but not the obligation, to consult with counsel of its choice and shall not be liable for any action taken or omitted to be taken by Escrow Agent in good faith in accordance with the opinion or advice of such counsel. Escrow Agent shall have the right to perform any of its duties hereunder through agents, attorneys, custodians or nominees. Any banking association or corporation into which Escrow Agent may be merged, converted or with which Escrow Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Escrow Agent shall be a party, or any banking association or corporation to which all or substantially all of the corporate trust business of Escrow Agent shall be transferred, shall succeed to all Escrow Agent’s rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
     11. Resignation or Removal of Escrow Agent. Escrow Agent may resign as such following the giving of thirty (30) days prior written notice to the other parties hereto. Similarly,
Exhibit “A”

Escrow Agent may be removed and replaced following the giving of thirty (30) days prior written notice to Escrow Agent by Parallel with the written consent of Administrative Agent, provided that Parallel proposes a new Escrow Agent reasonably acceptable to Holdings and Administrative Agent. In either event, the duties of Escrow Agent shall terminate (30) days after the date of such notice (or as of such earlier date as may be mutually agreeable); and Escrow Agent shall then deliver the balance of the moneys or assets then in its possession to a successor escrow agent appointed by Parallel and reasonably acceptable to Holdings as evidenced by a written notice filed with Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such 30-day period, the Escrow Agent may deliver the escrow property to the Administrative Agent. The Escrow Agent shall deduct any outstanding fees, expenses and other amounts from the Escrow Funds or the Deposit Funds prior to transferring any moneys or assets to a successor escrow agent or to the Administrative Agent, and upon delivery of the escrow property to the successor escrow agent or the Administrative Agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.
     12. Attachment of Escrow Funds or Deposit Funds; Compliance with Legal Orders. In the event that any escrow property under this Agreement shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, by reason of such compliance notwithstanding such writ, order or decree being substantially reversed, modified, annulled, set aside or vacated.
     13. Notices and Instructions. All claims, notices, instructions, requests, demands, or other communications hereunder shall be in writing and be given in person, by facsimile transmission or Federal Express or comparable overnight courier service, and shall become effective (a) on delivery if given in person, (b) when receipt is acknowledged if sent by facsimile transmission, or (c) on the date of delivery if sent by reputable courier service; provided, that notices to the Escrow Agent shall only be deemed given upon actual receipt by the Escrow Agent. All claims, notices, instructions, requests, demands and other communications to the Escrow Agent must be received on or before 11:00 a.m. New York City time. Any such communications received by the Escrow Agent after 11:00 a.m. New York City time shall be treated as if received on the following Business Day.
     Notices shall be addressed as follows:
(a)	If to Holdings:

PLLL Holdings, LLC Address: 9 West 57th Street New York, New York 10019 Attention: Sam Oh Facsimile: 646 607-0539 Telephone: 212 515-3200
Exhibit “A”

With a copy to:

Akin Gump Strauss Hauer & Feld LLP Address: One Bryant Park New York, NY 10036 Attention: Mark Zvonkovic Facsimile: 212-872-1002 Telephone: 212-872-8008

(b)	If to Parallel: Parallel Petroleum Corporation Address: 1004 N. Big Spring, Suite 400 Midland, TX 79701 Attention: Steven D. Foster Facsimile: 432-684-3905 Telephone: 432-684-3727

With a copy to:

Lynch, Chappell & Alsup, PC Address: 300 N. Marienfeld, Suite 700 Midland, TX 79701 Attention: Tommy Ortloff Facsimile: 432-683-2587 Telephone: 432-683-3351

(c)	If to Administrative Agent:

Citibank, N.A. Address: 1004 N. Big Spring, Suite 121 Midland, TX 79701 Attention: Frank K. Stowers Facsimile: 432-687-1231 Telephone: 432-682-2079

(d)	If to Escrow Agent:

Citibank, N.A. Address: 388 Greenwich Street, 14 Fl New York, NY 10005 Attention: Camille Tomao, Director Facsimile: 212-657-2762 Telephone: 212-816-5859
or to such other address as any party may from time to time specify by notice to the other parties given in accordance with this Section 13.
Exhibit “A”

     14. Amendment. This Agreement may not be amended or modified except by a written agreement executed by Holdings, Parallel, Administrative Agent and Escrow Agent.
     15. Governing Law. (a) The parties agree (pursuant to section 5-1401 of the General Obligations Law of the State of New York) that, to the extent such laws would otherwise not apply, this Agreement (including this choice-of-law provision) and the rights and obligations of the parties to this Agreement shall be governed by, construed in accordance with, and all controversies and disputes arising under, in connection with or in relation to this Agreement shall be resolved pursuant to, the laws of the State of New York applicable to contracts made and to be wholly performed in the State of New York.
     (b) The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the federal and state courts located in the Borough of Manhattan, City, County and State of New York, for any proceedings commenced regarding this Agreement, including, but not limited to, any interpleader proceeding. The parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings and irrevocably waive any objection to venue or inconvenient forum for any proceeding brought in any such court.
     16. Force Majeur. Notwithstanding anything contained in this Agreement to the contrary, the Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).
     17. Use of Name. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “Citibank”, or “Citigroup” or “Citi” by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any of the other parties hereto, or on such party’s behalf, without the prior written consent of the Escrow Agent; provided that this Agreement may be filed as an exhibit to Parallel’s periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and such reports may contain summary descriptions of this Agreement.
     18. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and heirs and legal beneficiaries.
     19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A faxed signature hereto shall be as legally binding as a signed original hereto.
     20. Waiver of Conflicts of Interests. Holdings and Parallel hereby acknowledge and agree that Citibank, N.A. is acting in multiple capacities under this Agreement and that Citibank, N.A. may act in its discretion and best interests regardless of such multiple capacities, and Holdings and Parallel each hereby waive and release any and all claims or causes of action relating to any potential conflicts of interest arising from Citibank, N.A. acting in multiple capacities hereunder.
[Signature Page Follows]
Exhibit “A”

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed by its duly authorized officer effective as of the day and year first above written.

PLLL HOLDINGS, LLC

By:

Printed Name:

Title:

PARALLEL PETROLEUM CORPORATION

By:

Printed Name:

Title:

CITIBANK, N.A., as Administrative Agent

By:
Frank K. Stowers, its Vice President
     The undersigned hereby accepts the terms and provisions of the foregoing Agreement and agrees to accept, hold, deal with and dispose of any property comprising the Escrow Funds and the Deposit Funds in accordance with the foregoing Agreement.

ESCROW AGENT CITIBANK, N.A.
By:
Camille Tomao, its Director

Exhibit “A”

EXHIBIT A
CERTIFICATE OF INCUMBENCY — PARALLEL
     Pursuant to the Amended and Restated Waiver Escrow Agreement, dated as of November 9, 2009 (the “Agreement”), by and among PLLL Holdings, LLC, a Delaware limited liability company (“Holdings”), Parallel Petroleum Corporation, a Delaware corporation (“Parallel”), Citibank, N.A., a national banking association, as administrative agent (“Administrative Agent”) for each of the lenders (collectively, the “Lenders”) that is a signatory to that certain Fourth Amended and Restated Credit Agreement, as amended, between Parallel and the Lenders (the “Credit Agreement”) and Citibank, N.A., a national banking association acting through its Agency & Trust Department, as escrow agent (“Escrow Agent”), the undersigned hereby certifies that the following named person is duly appointed, qualified and authorized by Parallel to furnish the Escrow Agent with directions and instructions on behalf of Parallel relating to any matter concerning the Agreement and the funds and/or property held pursuant thereto, including, but not limited to, verifying the content of any wire disbursement instruction.

Specimen Signature
Name

Title

Phone

E-mail Address

TEST WORD

     IN WITNESS WHEREOF, this Certificate of Incumbency has been executed as of the ___ day of                      , 200_.

PARALLEL PETROLEUM CORPORATION:

By:

Name:

Title:

Telephone Number:

Exhibit A

A-1

EXHIBIT A (continued)
CERTIFICATE OF INCUMBENCY — HOLDINGS
     Pursuant to the Amended and Restated Waiver Escrow Agreement, dated as of November 9, 2009 (the “Agreement”), by and among PLLL Holdings, LLC, a Delaware limited liability company (“Holdings”), Parallel Petroleum Corporation, a Delaware corporation (“Parallel”), Citibank, N.A., a national banking association, as administrative agent (“Administrative Agent”) for each of the lenders (collectively, the “Lenders”) that is a signatory to that certain Fourth Amended and Restated Credit Agreement, as amended, between Parallel and the Lenders (the “Credit Agreement”) and Citibank, N.A., a national banking association acting through its Agency & Trust Department, as escrow agent (“Escrow Agent”), the undersigned hereby certifies that the following named persons, acting singly and requiring only one signature, are duly appointed, qualified and authorized by Holdings to furnish the Escrow Agent with directions and instructions on behalf of Holdings relating to any matter concerning the Agreement and the funds and/or property held pursuant thereto, including, but not limited to, verifying the content of any wire disbursement instruction.

Specimen Signature
Name

Title

Phone

E-mail Address

TEST WORD

     IN WITNESS WHEREOF, this Certificate of Incumbency has been executed as of the ___ day of                     , 200_.

PLLL HOLDINGS, LLC:

By:

Name:

Title:

Telephone Number:

Exhibit A

A-2

EXHIBIT A (continued)
CERTIFICATE OF INCUMBENCY — ADMINISTRATIVE AGENT
     Pursuant to the Amended and Restated Waiver Escrow Agreement, dated as of November 9, 2009 (the “Agreement”), by and among PLLL Holdings, LLC, a Delaware limited liability company (“Holdings”), Parallel Petroleum Corporation, a Delaware corporation (“Parallel”), Citibank, N.A., a national banking association, as administrative agent (“Administrative Agent”) for each of the lenders (collectively, the “Lenders”) that is a signatory to that certain Fourth Amended and Restated Credit Agreement, as amended, between Parallel and the Lenders (the “Credit Agreement”) and Citibank, N.A., a national banking association acting through its Agency & Trust Department, as escrow agent (“Escrow Agent”), the undersigned hereby certifies that the following named persons, acting singly and requiring only one signature, are duly appointed, qualified and authorized by the Administrative Agent to furnish the Escrow Agent with directions and instructions on behalf of the Administrative Agent relating to any matter concerning the Agreement and the funds and/or property held pursuant thereto, including, but not limited to, verifying the content of any wire disbursement instruction.

Specimen Signature
Name

Title

Phone

E-mail Address

TEST WORD

     IN WITNESS WHEREOF, this Certificate of Incumbency has been executed as of the ___ day of                      , 200_.

CITIBANK, N.A.:

By:

Name:

Title:

Telephone Number:

Exhibit A

A-3

EXHIBIT B
ESCROW AGENT FEE SCHEDULE

Initial Escrow Set-up Fee To be paid by Parallel Petroleum Corporation	$15,000.00

Quarterly Escrow fee due beginning on December 31, 2009 and at the end of each fiscal quarter thereafter To be paid by Parallel Petroleum Corporation	$15,000.00

Per Transaction Fee after initial set-up To be paid by Parallel Petroleum Corporation	$1,000.00

Out of pocket expenses, including attorneys’ fees and expenses To be paid by Parallel Petroleum Corporation	At cost
Exhibit B

ANNEX A — EQUITY ISSUANCE INSTRUCTIONS
[___], 2009
VIA FACSIMILE: 212-657-2762
Citibank, N.A., as Escrow Agent
388 Greenwich Street, 14 FL
New York, NY 10005
Attn: Camille Tomao, Director
Re: Joint Written Instructions on Release of Escrow Funds Pursuant to Common Stock Issuance
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Waiver Escrow Agreement, dated as of November 9, 2009 (the “Agreement”), by and among PLLL Holdings, LLC, a Delaware limited liability company (“Holdings”), Parallel Petroleum Corporation, a Delaware corporation (“Parallel”), Citibank, N.A., a national banking association, as administrative agent (“Administrative Agent”) for each of the lenders (collectively, the “Lenders”) that is a signatory to that certain Fourth Amended and Restated Credit Agreement, as amended, between Parallel and the Lenders (the “Credit Agreement”) and Citibank, N.A., a national banking association acting through its Agency & Trust Department, as escrow agent (“Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.
Pursuant to Section 3(a) of the Agreement, Parallel has issued common stock to Holdings in exchange for the sum of $[___] of the Escrow Funds, and Holdings and Parallel hereby instruct the Escrow Agent to immediately distribute such sum from the Holdings Escrow Account to the Parallel Deposit Account.
Test Word:

Very truly yours,

PLLL HOLDINGS, LLC

By:

Name:	,	in [his]

capacity as Holdings’ Representative

PARALLEL PETROLEUM CORPORATION

By:

Name:	,	in [his]

capacity as Parallel’s Representative

Annex A

ANNEX B — NOTE PURCHASE INSTRUCTIONS
[___], 2009
VIA FACSIMILE: 212-657-2762
Citibank, N.A., as Escrow Agent
388 Greenwich Street, 14 FL
New York, NY 10005
Attn: Camille Tomao, Director

Re:	Joint Written Instructions on Release of Deposit Funds Pursuant to Change of Control Offer
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Waiver Escrow Agreement, dated as of November 9, 2009 (the “Agreement”), by and among PLLL Holdings, LLC, a Delaware limited liability company (“Holdings”), Parallel Petroleum Corporation, a Delaware corporation (“Parallel”), Citibank, N.A., a national banking association, as administrative agent (“Administrative Agent”) for each of the lenders (collectively, the “Lenders”) that is a signatory to that certain Fourth Amended and Restated Credit Agreement, as amended, between Parallel and the Lenders (the “Credit Agreement”) and Citibank, N.A., a national banking association acting through its Agency & Trust Department, as escrow agent (“Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.
Pursuant to Section 3(b) of the Agreement, Parallel is obligated to purchase Senior Notes pursuant to the Change of Control Offer, and Parallel and the Administrative Agent hereby instruct the Escrow Agent to distribute $[___] of the Deposit Funds from the Parallel Deposit Account to [insert name of the Paying Agent under the Indenture] on or before [                    ].
[Insert wiring or other distribution instructions]
Test Word:

Very truly yours,

PARALLEL PETROLEUM CORPORATION

By:

Name:	,	in [his]

Capacity as Parallel’s Representative

CITIBANK, N.A., as Administrative Agent

By:

Name:

Title:

Annex B

ANNEX C — NOTE CONTRIBUTION INSTRUCTIONS
[___], 2009
VIA FACSIMILE: 212-657-2762
Citibank, N.A., as Escrow Agent
388 Greenwich Street, 14 FL
New York, NY 10005
Attn: Camille Tomao, Director
Re: Joint Written Instructions on Release of Escrow Funds Pursuant to Notes Offer
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Waiver Escrow Agreement, dated as of November 9, 2009 (the “Agreement”), by and among PLLL Holdings, LLC, a Delaware limited liability company (“Holdings”), Parallel Petroleum Corporation, a Delaware corporation (“Parallel”), Citibank, N.A., a national banking association, as administrative agent (“Administrative Agent”) for each of the lenders (collectively, the “Lenders”) that is a signatory to that certain Fourth Amended and Restated Credit Agreement, as amended, between Parallel and the Lenders (the “Credit Agreement”) and Citibank, N.A., a national banking association acting through its Agency & Trust Department, as escrow agent (“Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.
Pursuant to Section 3(c) of the Agreement, Holdings is obligated to purchase Senior Notes pursuant to an Offer made by Holdings or an affiliate of Holdings, and Holdings and the Administrative Agent hereby instruct the Escrow Agent to distribute $[___] of the Escrow Funds from the Holdings Escrow Account to [___] on or before [                    ] in accordance with the following instructions.
[Insert wiring or other distribution instructions]
Test Word:

Very truly yours,

PLLL HOLDINGS, LLC

By:

Name:	,	in [his]

capacity as Holdings’ Representative

CITIBANK, N.A., as Administrative Agent

By:

Name:

Title:

Annex C

ANNEX D — NOTE RETIREMENT INSTRUCTIONS
[___], 2009
[Bond Agent]
[Address]
Re: Joint Written Instructions on Release of Senior Notes Pursuant to Common Stock Issuance
Dear [___]:
Reference is made to that certain Amended and Restated Waiver Escrow Agreement, dated as of November 9, 2009 (the “Agreement”), by and among PLLL Holdings, LLC, a Delaware limited liability company (“Holdings”), Parallel Petroleum Corporation, a Delaware corporation (“Parallel”), Citibank, N.A., a national banking association, as administrative agent (“Administrative Agent”) for each of the lenders (collectively, the “Lenders”) that is a signatory to that certain Fourth Amended and Restated Credit Agreement, as amended, between Parallel and the Lenders (the “Credit Agreement”) and Citibank, N.A., a national banking association acting through its Agency & Trust Department, as escrow agent (“Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.
Pursuant to Section 3(c) of the Agreement, Holdings has purchased Senior Notes pursuant to a Notes Offer made by Holdings or an affiliate of Holdings. Pursuant to Section 3(d) of the Agreement, Holdings has deposited the Senior Notes with Bond Agent in the Bond Account and Parallel has issued common stock to Holdings in exchange for the Senior Notes purchase by Holdings. Holdings and Parallel hereby instruct the Bond Agent to immediately distribute the Senior Notes from the Bond Account to Parallel.

Very truly yours,

PLLL HOLDINGS, LLC

By:

Name:	,	in [his]

capacity as Holdings’ Representative

PARALLEL PETROLEUM CORPORATION

By:

Name:	,	in [his]

capacity as Parallel’s Representative
Annex D

ANNEX E — RELEASE DATE INSTRUCTIONS
[___], 2009
VIA FACSIMILE: 212-657-2762
Citibank, N.A., as Escrow Agent
388 Greenwich Street, 14 FL
New York, NY 10005
Attn: Camille Tomao, Director
Re: Certification and Joint Written Instructions on Distribution of Proceeds on Release Date
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Waiver Escrow Agreement, dated as of November 9, 2009 (the “Agreement”), by and among PLLL Holdings, LLC, a Delaware limited liability company (“Holdings” ), Parallel Petroleum Corporation, a Delaware corporation (“Parallel”), Citibank, N.A., a national banking association, as administrative agent (“Administrative Agent”) for each of the lenders (collectively, the “Lenders”) that is a signatory to that certain Fourth Amended and Restated Credit Agreement, as amended, between Parallel and the Lenders (the “Credit Agreement”) and Citibank, N.A., a national banking association acting through its Agency & Trust Department, as escrow agent ( “Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.
Holdings and Parallel hereby certify that (i) the Parallel Revolving Payment Amount is $[___], (ii) the Holdings Release Amount is $[___] and (iii) the Release Date has occurred. Pursuant to Section 3(e) of the Agreement, Holdings and Parallel hereby instruct the Escrow Agent to distribute, on                     , 2009, the Parallel Revolving Payment Amount to the Administrative Agent in accordance with the following wire instructions and the Holdings Release Amount to Holdings in accordance with the following wire instructions.
     [insert wire instructions]
Test Word:

Very truly yours,

PLLL HOLDINGS, LLC

By:

Name:	,	in [his]

capacity as Holdings’ Representative

PARALLEL PETROLEUM CORPORATION

By:

Name:	,	in [his]

capacity as Parallel’s Representative
Annex E